UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2009

RECOVERY ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152571	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Wynkoop Street, Suite 200
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(888) 887-4449
(Registrant's telephone number, including area code)

Universal Holdings, Inc.
PO Box 8851, Rocky Mount, NC 27804
(252) 407-7782
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2009 the Company entered into amendments to its agreements with its chief executive officer and its two non-executive directors, which are filed herewith.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Identification of Exhibits
10.1	Amended and Restated Employment Agreement with Jeffrey A. Beunier

10.2	Amended and Restated Non-Executive Director Appointment Agreement with Roger A. Parker

10.3	Amended and Restated Independent Director Appointment Agreement with James J. Miller

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECOVERY ENERGY, INC.

Date: January 7, 2010	By:	/s/ Jeffrey A. Beunier
Jeffrey A. Beunier
Chief Executive Officer